Exhibit 99.1

NEWS RELEASE

For additional information, contact:

Mark A Schroeder, Chairman & Chief Executive Officer of German American Bancorp, Inc.

Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.

(812) 482-1314

1 of 3

OCTOBER 15, 2018                                                                                                                            GERMAN AMERICAN TO COMPLETE ACQUISITION OF FIRST SECURITY, INC.  AND FIRST SECURITY BANK. INC.

JASPER, Indiana, October 15, 2018    German American Bancorp, Inc. (NASDAQ:GABC) announced today that it has completed its previously announced acquisition of First Security, Inc., the parent company of First Security Bank, Inc. of Owensboro, Kentucky, effective as of October 15, 2018.

Immediately following the merger of First Security, Inc. into German American Bancorp, Inc., First Security Bank, Inc. merged with and into German American’s banking subsidiary, German American Bank.

First Security’s common shareholders of record on October 15, 2018 will be entitled to receive 0.7982 shares of German American common stock and a cash payment of $12.00 for each of their former shares of First Security common stock, subject to their surrender of the old First Security shares to the exchange agent designated by German American. Instructions and forms to accomplish that surrender and exchange process are being mailed by the exchange agent to each of First Security’s shareholders of record as of October 15, 2018.

Mark A. Schroeder, Chairman and CEO of German American, stated, “We are pleased the merger received the overwhelming approval of the First Security shareholders and are delighted to welcome First Security’s customers, employees and shareholders to German American.  This merger with First Security represents a strategic opportunity for German American to expand our community-focused, customer-centric business model into the vibrant Kentucky metropolitan markets of Owensboro, Bowling Green, and Lexington.  First Security has built a solid community banking franchise in these three distinct Kentucky markets in which German American can provide our extensive offerings of banking, insurance, and investment products and services to First Security’s current and prospective clients.

The combination of our two organizations provides an important entrance for German American into three of the largest Kentucky metropolitan market areas, and enhances German American’s existing presence in the Evansville, Indiana metropolitan market area, which is the third largest metropolitan market in Indiana and where we currently hold a significant and growing market share.  We’re extremely excited about the multiple future organic growth opportunities this merger will afford our Company.”

Schroeder continued, “We expect that this strategic transaction will be accretive to German American’s earnings per share during the 12 months following completion of the transaction, and will have a quick tangible book value earn back.  Following completion of the merger, German American’s pro forma capital ratios will continue to significantly exceed regulatory well-capitalized levels, enabling us to continue to take advantage of future organic and acquisition growth opportunities in Kentucky and throughout our existing Southern Indiana market area.”

NEWS RELEASE

For additional information, contact:

Mark A Schroeder, Chairman & Chief Executive Officer of German American Bancorp, Inc.

Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.

(812) 482-1314

2 of 3

Michael F. Beckwith, President & CEO of First Security, will continue to lead German American’s operations in their new Kentucky market area in the newly established role of Kentucky Divisional President.  Additionally, Lee A. Mitchell, First Security’s Board Chairman, will be joining the Board of German American Bancorp, Inc. shortly following the merger.   Commenting on the merger, Mr. Beckwith stated, “This partnership with German American will enable us to deepen and broaden the financial services we provide in all of our markets, and will provide great opportunity for both our customers and employees.   Strategically and culturally, we are well aligned with German American, and through this partnership, German American is gaining a meaningful presence in Kentucky.

From a shareholder perspective, German American is one the nation’s best-performing community banking organizations, and their NASDAQ listed stock provides our shareholders with enhanced liquidity and trading volume.  German American’s reputation, financial strength and capabilities will provide tremendous value to our customers, employees, communities and shareholders.”

Sandler O’Neill & Partners, L.P. served as financial advisor on the transaction to German American and Bingham Greenebaum Doll LLP served as legal counsel.

Raymond James & Associates, Inc. served as financial advisor on the transaction to First Security, Inc. and Frost Brown Todd LLC served as legal advisor.

About German American

German American Bancorp, Inc., is a NASDAQ-traded (symbol: GABC) bank holding company based in Jasper, Indiana.  Following the merger and planned merger integration, German American, through its banking subsidiary German American Bank, will operate 65 banking offices in 20 southern Indiana counties and in five counties in Kentucky. The Company also owns an investment brokerage subsidiary (German American Investment Services, Inc.) and a full line property and casualty insurance agency (German American Insurance, Inc.).  On a proforma basis, as of June 30, 2018, the combined German American/First Security operations would have reported total assets of approximately $3.9 billion, total loans of approximately $2.7 billion, and total deposits of approximately $3.0 billion.

NEWS RELEASE

For additional information, contact:

Mark A Schroeder, Chairman & Chief Executive Officer of German American Bancorp, Inc.

Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.

(812) 482-1314

3 of 3

Forward-Looking Statements

This press release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the merger (the “Merger”) between German American Bancorp, Inc. (“German American”) and First Security, Inc. (“First Security”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of German American’s goals, intentions and expectations; statements regarding German American’s business plan and growth strategies; statements regarding the asset quality of German American’s loan and investment portfolios; and estimates of German American’s risks and future costs and benefits, whether with respect to the Merger or otherwise.

These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of German American and First Security will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the costs and effects of litigation and the possible unexpected or adverse outcomes of such litigation; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of German American to complete integration and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the creditworthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like German American’s affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with German American’s business; and other risks and factors identified in German American’s filings with the Securities and Exchange Commission. German American does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, German American’s and First Security’s past results of operations do not necessarily indicate their anticipated combined future results.